                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                DTM CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

April 30, 1999



Dear Shareholder:

You are cordially invited to attend the 1999 Annual Meeting of Shareholders of DTM Corporation, which will be held at the Doubletree Hotel Austin, 6505 IH-35 North, Austin, Texas on Tuesday, May 25, 1999 at 9:00 a.m. (Central Daylight
Time).

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

After careful consideration, the Company's Board of Directors has unanimously approved the proposals set forth in the Proxy Statement and recommends that you vote in favor of each such proposal and for each of the directors nominated for election to the Company's Board of Directors.

In order for us to have an efficient meeting, please sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you are able to attend the annual meeting and wish to change your proxy vote, you may do so simply by voting in person at the annual meeting.

We look forward to seeing you at the meeting.

Sincerely,

/s/ JOHN S. MURCHISON, III
John S. Murchison, III
President and Chief Executive Officer





          -------------------------------------------------------------
                              YOUR VOTE IS IMPORTANT

           In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope. No postage needs to be affixed if mailed in the United States.
          -------------------------------------------------------------

                        [LETTERHEAD OF DTM CORPORATION]

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 25, 1999

TO THE SHAREHOLDERS OF DTM CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of DTM Corporation, a Texas corporation (the "Company"), will be held on Tuesday, May 25, 1999, at 9:00 a.m. (Central Daylight Time) at the Doubletree Hotel Austin, 6505 IH-35 North, Austin, Texas, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

     1. To elect five (5) directors to the Company's Board of Directors to serve until the next annual meeting of the Company's Board of Directors or until their respective successors are duly elected and qualified;

     2.   To approve the adoption of the Company's 1999 Stock Incentive Plan;

     3. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1999; and

     4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Only shareholders of record at the close of business on April 23, 1999 are entitled to notice of and to vote at the Annual Meeting. The stock transfer books of the Company will remain open between the record date and the date of the meeting. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company.

     All shareholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

                                    Sincerely,

                                    /s/ GEOFFREY W. KREIGER
                                    Geoffrey W. Kreiger
                                    Secretary
Austin, Texas
April 30, 1999

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, AND RETURN IT IN THE ENCLOSED ENVELOPE.

                       [LETTER HEAD 0F DTM CORPORATION]

                           -----------------------

                                PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MAY 25, 1999
                           -----------------------

GENERAL

     The enclosed proxy (the "Proxy") is solicited on behalf of the Board of Directors (the "Board") of DTM Corporation, a Texas corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Tuesday, May 25, 1999 (the "Annual Meeting"). The Annual Meeting will be held at 9:00 a.m. (Central Daylight Time) at the Doubletree Hotel Austin, 6505 IH-35 North, Austin, Texas. These proxy solicitation materials were mailed on or about April 30, 1999, to all shareholders entitled to vote at the Annual Meeting.

VOTING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. On April 23, 1999, the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting, 6,621,336 shares of the Company's common stock, par value $0.0002 per share ("Common Stock"), were issued and outstanding. No shares of the Company's preferred stock, par value $0.001 per share, were issued and outstanding. Each shareholder is entitled to one vote for each share of Common Stock held by such shareholder on April 23, 1999. Shareholders may not cumulate votes in the election of directors.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. In the election of directors, the five candidates receiving the highest number of affirmative votes will be elected. Proposals Two and Three each require for approval the affirmative vote of a majority of those shares entitled to vote, and that voted for or against or expressly abstained with respect to, that matter. Therefore, abstentions will be counted towards the tabulations of votes cast on proposals presented to the shareholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

PRINCIPAL HOLDERS OF SECURITIES

     On February 12, 1999, pursuant to the transactions contemplated by a stock purchase agreement (the "Agreement") between Proactive Finance Group, LLC ("Proactive"), and The B.F.Goodrich Company ("BFGoodrich"), Proactive purchased from BFGoodrich, for an aggregate purchase price of $3.5 million, all of the 3,157,190 shares of the Company's Common Stock, or 47.7% interest in the Company, held by BFGoodrich, as well as all right, title and interest in a $909,000 receivable due to BFGoodrich by the Company. Proactive contemporaneously assigned its rights under the Agreement to DTM Acquisition Company, L.P. ("DTMAC"), an affiliated investment partnership of independent investors.

     As a condition to the closing of the transactions contemplated by the Agreement, the BFGoodrich executives who were members of the Company's Board of Directors, Les C. Vinney, Robert D. Koney, Jr., and Marshall O. Larsen, resigned. Three persons affiliated with Proactive, Lawrence Goldstein, Anthony Mariotti and Samuel A. Myers, were appointed to fill the resulting Board vacancies. Mr. Myers subsequently resigned from the Board of Directors and James B. Skaggs was appointed by the Board of Directors to fill the resulting vacancy.

PROXIES

     If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted "FOR" the election of each director proposed by the Board unless the authority to vote for the election of such director is withheld and, if no contrary instructions are given, the proxy will be voted "FOR" the approval of Proposals Two and Three described in the accompanying Notice and Proxy Statement. You may revoke or change your Proxy at any time before the Annual Meeting by filing with the Secretary of the Company at the Company's principal executive offices at 1611 Headway Circle, Building Two, Austin, Texas 78754, a notice of revocation or another signed Proxy with a later date. You may also revoke your Proxy by attending the Annual Meeting and voting in person.

SOLICITATION

     The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional solicitation materials furnished to the shareholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                  MATTERS TO BE CONSIDERED AT ANNUAL MEETING

                      PROPOSAL ONE: ELECTION OF DIRECTORS

GENERAL

     Five directors are proposed to be elected at the Annual Meeting, all of whom currently are directors of the Company. Each director will serve until the next annual meeting of shareholders or until his successor is duly elected and qualified. The Bylaws provide for a Board of Directors of not less than three directors, with the number of directors that shall constitute the Board of Directors being determined from time to time by resolution of the Board of Directors (provided that no decrease in the number of directors that would have the effect of shortening the term of an incumbent director may be made by the Board of Directors). Furthermore, the Bylaws provide that vacancies on the Board of Directors may be filled by election at an annual or special meeting of the shareholders called for such purpose or by the affirmative vote of a majority of the remaining directors though not a quorum. The number of directors on the Company's Board of Directors shall be set at five upon the expiration of the term of Alexander MacLachlan, one of the Company's directors, who has asked not to be reconsidered for election.

     The nominees for election each have agreed to serve if elected, and management has no reason to believe that such nominee will be unavailable to serve. The persons named in the accompanying proxy may act with discretionary authority to vote for a new management nominee should any nominee named in this Proxy Statement become unavailable for election, although management is unaware of any circumstances likely to render any nominee unavailable for election. Unless otherwise instructed, the proxy holders will vote the Proxies received by them FOR the nominees named below.

     The Amended and Restated Articles of Incorporation of the Company do not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock of the Company represented at the Annual Meeting at which a quorum is present will elect all five directors.

NOMINEES FOR DIRECTOR

     The following table sets forth the name, age (as of April 30, 1999) and current position with the Company of each person who is a nominee for election as a director of the Company.

     NAME                                 AGE             DIRECTOR SINCE
     ----                                 ---             --------------
     Lawrence Goldstein                   36                  1999
     Anthony Mariotti                     38                  1999
     John S. Murchison, III               57                  1996
     Thomas G. Ricks                      46                  1988
     James B. Skaggs                      61                  1999

     LAWRENCE GOLDSTEIN has served as a Director of the Company since February 1999. Mr. Goldstein joined Seed Capital Partners, a venture capital firm, as Vice President in May 1994 and assumed the position of President in July 1998. In addition, he has been a principal of Proactive Finance Group, LLC since its inception in August 1997. Mr. Goldstein serves as a member of the Compensation Committee of the Board of Directors.

     ANTHONY MARIOTTI has served as a Director of the Company since February 1999. Since August 1997, Mr. Mariotti has served as the Managing Member of Proactive Finance Group, LLC. Prior to that, he served as the interim Chief Financial Officer and Chief Operating Officer of Skipstone, Inc. from April 1996 until July 1997. From August 1991 until April 1996, Mr. Mariotti was an independent financing and business advisor. Mr. Mariotti serves as a member of the Compensation Committee of the Board of Directors.

     JOHN S. MURCHISON, III joined the Company as Chief Executive Officer and President in September 1990. He was a Director of the Company from September 1990 through September 1993 and currently serves as a Director, having been again elected as a member of the Board of Directors in March 1996.

     THOMAS G. RICKS has served as a Director of the Company since May 1988. From August 1991 to March 1996, Mr. Ricks served as Chairman of the Board of the Company. Since March 1996, he has served as President and Chief Executive Officer of The University of Texas Investment Management Company, a non-profit corporation engaged exclusively in providing investment management services to the Board of Regents of the University of Texas, a minority shareholder in the Company. From August 1992 through February 1996, Mr. Ricks served as Vice Chancellor-Asset Management of The University of Texas. Mr. Ricks serves as a member of the Audit Committee of the Board of Directors. Mr. Ricks is also a director of the Newfield Exploration Company, a publicly-held oil and gas company engaged in the exploration, development and acquisition of oil and gas properties located primarily in the Gulf of Mexico.

     JAMES B. SKAGGS has served as a Director of the Company since February 1999. In June 1998, Mr. Skaggs retired from Tracor, Inc., a publicly-held defense electronics and information systems company, where he had served as President, Chief Executive Officer and Chairman of the Board since March 1990. Mr. Skaggs serves as a member of the Audit and Compensation Committees of the Board of Directors. Mr. Skaggs is also a director of Alamo Group Inc., a publicly-held vegetation maintenance equipment manufacturing company.

RETIRING DIRECTOR

     Alexander MacLachlan, a director of the Company since 1996, has asked not to be reconsidered for election once his term expires at this meeting.

BOARD COMMITTEES AND MEETINGS

     The Board of Directors held nine meetings during the fiscal year ended December 31, 1998 (the "1998 Fiscal Year"). No incumbent director failed to attend or participate in at least 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period for which he has been a director and (ii) the total number of meetings held by all committees of the Board on which such director served during the 1998 Fiscal Year.

     The Board of Directors has the following standing committees: Audit Committee and Compensation Committee.

     The Audit Committee currently consists of three directors, Messrs. MacLachlan, Ricks and Skaggs, and is primarily responsible for approving the services performed by the Company's independent auditors and reviewing their reports regarding the Company's accounting practices and systems of internal accounting controls. The Audit Committee held three meetings during the 1998 Fiscal Year.

     The Compensation Committee currently consists of three directors, Messrs. Goldstein, Mariotti and Skaggs, and is primarily responsible for reviewing and approving the Company's general compensation policies and setting compensation levels for the Company's executive officers. The Compensation Committee also has the authority to administer the Company's equity incentive and bonus plans, including the Company's Equity Appreciation Plan, the Company's 1996 and 1998 Stock Option Plans and the Company's Management Incentive Plan. The Compensation Committee will also have authority to administer the 1999 Stock Incentive Plan which is the subject of Proposal Two described herein. The Compensation Committee held three meetings during the 1998 Fiscal Year.

DIRECTOR COMPENSATION

     In March 1996, the Company instituted a program under which its non-employee, non-affiliated directors are paid an annual retainer of $15,000, a meeting fee of $1,000 for each board meeting attended and a committee fee of $800 for each committee meeting attended. The Company permits directors to defer all or part of their compensation. Non-employee, non-affiliated directors whose service on the Board of Directors commenced after the 1998 Fiscal Year are not eligible to receive compensation under this program. Accordingly, the only directors who are eligible to receive compensation are Messrs. Ricks and MacLachlan. Mr. Ricks' compensation is payable to The University of Texas Investment Management Company. Mr. Ricks' fees have been accumulated but pursuant to Mr. Ricks' request have not been paid. Mr. Ricks reserves the right to request payment of these deferred fees at any time, although he has informed the Company that he has no present intention to make such a payment request.

     Assuming approval by the shareholders of the Company's 1999 Stock Incentive Plan pursuant to Proposal Two, non-employee Board members will receive option grants at periodic intervals under the Automatic Option Grant Program of that plan and will also be eligible to receive discretionary option grants under the Discretionary Option Grant Program of such plan.

     Under the Automatic Option Grant Program of the 1999 Stock Incentive Plan, each individual serving as a Board member on the date of the Annual Meeting will receive an option to purchase 24,000 shares of Common Stock. Each individual who first becomes a non-employee Board member, whether through appointment by the Board or upon election by the shareholders, on or after the date of the Annual Meeting, will receive an option to purchase 24,000 shares of Common Stock at the time of his or her initial appointment or election, provided such individual has not otherwise been in the prior employ of the Company. In addition, at each Annual Shareholders Meeting, beginning with the 2000 Annual Meeting, each individual who is to continue to serve as a non-employee Board member will receive an option grant for 5,000 shares of Common Stock, whether or not such individual has been in the prior employ of the Company.

     Each automatic option grant will have an exercise price per share equal to the fair market value per share of Common Stock on the grant date and will have a maximum term of 10 years, subject to earlier termination following the optionee's cessation of Board service. Each automatic option will be immediately exercisable for all of the option shares; however, any shares purchased upon exercise of the option will be subject to repurchase, at the option exercise price paid per share, should the optionee's service as a non-employee Board member cease prior to vesting in those shares. The shares subject to each 24,000-share grant will vest in three equal annual installments over the optionee's period of Board service, with the first such installment to vest upon the optionee's completion of one year of Board service measured from the option grant date. The shares subject to each annual 5,000-share grant will vest upon the optionee's completion of one year of Board service measured from the grant date. See the summary of the Automatic Option Grant Program in Proposal Two of this Proxy Statement for further information concerning the terms and conditions of these automatic option grants.

     Messrs. Goldstein and Mariotti have informed the Company that they intend to waive their rights to receive option grants under the 1999 Stock Incentive Plan or any other director compensation for so long as DTMAC holds at least a 20% interest in the Company. Mr. Ricks has also informed the Company that he intends to waive his right to receive option grants under the 1999 Stock Incentive Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS REGARDING PROPOSAL ONE

     THE BOARD BELIEVES THAT THE ELECTION OF THE PERSONS LISTED ABOVE AS DIRECTORS OF THE COMPANY IS IN THE BEST INTEREST OF THE COMPANY AND ITS SHAREHOLDERS. THE BOARD OF DIRECTORS THEREFORE RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

              PROPOSAL TWO: APPROVAL OF 1999 STOCK INCENTIVE PLAN

     The Company's shareholders are being asked to approve the 1999 Stock Incentive Plan (the "1999 Incentive Plan"), to serve as the successor to the Company's existing 1996 Stock Option Plan and 1998 Stock Option Plan (together, the "Predecessor Plans"). The 1999 Incentive Plan will become effective immediately upon shareholder approval at the 1999 Annual Meeting, and all outstanding options under the Predecessor Plans will be incorporated into the 1999 Incentive Plan at that time. The Predecessor Plans will terminate, and no further option grants, stock appreciation rights or other share awards will be made under the Predecessor Plans. However, all outstanding options under the Predecessor Plans will continue to be governed by the terms and conditions of the existing option agreements for those grants except to the extent the Board or Compensation Committee elects to extend one or more features of the 1999 Incentive Plan to those options.

     The 1999 Incentive Plan was adopted by the Board on March 17, 1999 and is designed to serve as a comprehensive equity incentive program to attract and retain the services of individuals essential to the Company's long-term growth and financial success. Accordingly, officers and other key employees, non-employee Board members and consultants and other advisors in the service of the Company or any subsidiary corporation will have the opportunity to acquire a meaningful equity interest in the Company through their participation in the 1999 Incentive Plan.

     The following is a summary of the principal features of the 1999 Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the 1999 Incentive Plan. Any shareholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in Austin, Texas.

EQUITY INCENTIVE PROGRAMS

     The 1999 Incentive Plan contains three separate equity incentive programs:
(i) a Discretionary Option Grant Program; (ii) an Automatic Option Grant Program; and (iii) a Stock Issuance Program. The principal features of these programs are described below. The 1999 Incentive Plan (other than the Automatic Option Grant Program) will be administered by the Compensation Committee of the Board. This committee (the "Plan Administrator") will have complete discretion (subject to the provisions of the 1999 Incentive Plan) to authorize option grants and direct stock issuances under the 1999 Incentive Plan. The Board may also appoint a secondary committee of one or more Board members, including employee directors, to authorize option grants and direct stock issuances to eligible persons other than executive officers and Board members subject to the short-swing liability provisions of the federal securities laws. All grants under the Automatic Option Grant Program will be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants made thereunder.

SHARE RESERVE

     907,755 shares of Common Stock have been reserved for issuance over the ten-year term of the 1999 Incentive Plan. The reserve is the number of shares of Common Stock available for issuance under the Predecessor Plans as of the date of adoption of the 1999 Incentive Plan by the Board which will be transferred to the 1999 Incentive Plan (657,755 shares in the aggregate) plus an increase of 250,000 shares authorized by the Board. In no event may any one participant in the 1999 Incentive Plan be granted stock options and direct stock issuances under such Plan for more than 100,000 shares in any one year.

     As of March 31, 1999, options for 567,000 shares of Common Stock were outstanding under the Predecessor Plans and 90,755 shares of Common Stock remained available for future option grants. In addition, a total of 396,721 shares were outstanding under the Company's Equity Appreciation Plan. The Equity Appreciation Plan has been terminated and no further grants will be made under such plan.

     In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to the securities issuable (in the aggregate and to each participant) under the 1999 Incentive Plan and to the securities and exercise price under each outstanding option.

ELIGIBILITY

     Officers and other employees of the Company and its parent or subsidiaries (whether now existing or subsequently established), non-employee members of the Board and the board of directors of its parent or subsidiaries and consultants and independent advisors of the Company and its parent and subsidiaries will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Non-employee members of the Board will also be eligible to participate in the Automatic Option Grant Program.

     As of March 31, 1999, approximately three executive officers, 107 other employees and four non-employee Board members were eligible to participate in the 1999 Incentive Plan, and four non-employee Board members were eligible to participate in the Automatic Option Grant Program. Mr. MacLachlan, one of the Company's current non-employee Board members, will not be eligible to participate since his term expires at the 1999 Annual Meeting. Messrs. Goldstein and Mariotti, two of the Company's non-employee Board members, have informed the Company that they intend to waive their rights to receive option grants under the 1999 Incentive Plan for so long as DTMAC holds at least a 20% interest in the Company. Mr. Ricks, one of the Company's non-employee Board members, has also informed the Company that he intends to waive his right to receive option grants under the 1999 Incentive Plan.

VALUATION

     The fair market value per share of Common Stock on any relevant date under the 1999 Incentive Plan will be the closing selling price per share on that date on the National Market System of The Nasdaq Stock Market. On March 31, 1999, the closing selling price per share was $1.188.

DISCRETIONARY OPTION GRANT PROGRAM

     Options may be granted under the Discretionary Option Grant Program at an exercise price per share not less than the fair market value per share of Common Stock on the option grant date. No granted option will have a term in excess of ten years.

     Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent such option is exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

     The Plan Administrator will have the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program which have exercise prices in excess of the then current market price of Common Stock and to issue replacement options with an exercise price based on the market price of Common Stock at the time of the new grant.

AUTOMATIC OPTION GRANT PROGRAM

     Under the Automatic Option Grant Program, each individual who is serving as a non-employee Board member on the date of the 1999 Annual Meeting will automatically be granted on that date an option grant for 24,000 shares of Common Stock, provided such individual has not previously been in the Company's employ. Each individual who first becomes a non-employee Board member on or after the date of the Annual Meeting, will automatically be granted at that time an option grant for 24,000 shares of Common Stock, provided such individual has not previously been in the Company's employ. In addition, on the date of each Annual Shareholders Meeting, beginning with the 2000 Annual Meeting, each individual who is to continue to serve as a non-employee Board member after such meeting will automatically be granted an option to purchase 5,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six months. There will be no limit on the number of such 5,000-share options which any one non-employee Board member may receive over the period of Board service and non-employee Board members who have previously served in the Company's employ will be eligible for one or more 5,000-share option grants.

     Each option will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the option grant date and a maximum term of ten years measured from the option grant date. Each option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service. Each initial 24,000-share option grant will vest (and the Company's repurchase rights will lapse) in three equal annual installments over the optionee's period of Board service, with the first such installment to vest upon the optionee's completion of one year of Board service measured from the option grant date. Each annual 5,000-share option grant will vest (and the Company's repurchase rights will lapse) upon the optionee's completion of one year of Board service measured from the option grant date.

     The shares subject to each automatic option grant will immediately vest upon the optionee's death or permanent disability or an acquisition of the Company (whether by merger, asset sale or sale of stock by the shareholders).

STOCK ISSUANCE PROGRAM

     Shares may be sold under the Stock Issuance Program at a price per share not less than the fair market value per share of Common Stock, payable in cash or through a promissory note payable to the Company. Shares may also be issued solely as a bonus for past services or upon attainment of specified performance goals.

     The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any unvested shares.

GENERAL PROVISIONS

     Acceleration

     In the event of an acquisition of the Company, whether by merger or asset sale or a sale by the shareholders of more than 80% of the total combined voting power of the Company, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation or otherwise continued in effect will automatically accelerate in full, and all unvested shares under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect. The Plan Administrator will have the authority under the Discretionary Option Grant Program to provide that the shares subject to options granted under that program will automatically vest (i) upon an acquisition of the Company, whether or not those options are assumed or continued, or (ii) in the event the individual's service is terminated, whether involuntarily or through a resignation for good reason, within a designated period (not to exceed twelve (12) months) following an acquisition in which those options are assumed or otherwise continued in effect. The vesting of outstanding shares under the Stock Issuance Program may be accelerated upon similar terms and conditions.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

     Financial Assistance

     The Plan Administrator may permit one or more participants to pay the exercise price of outstanding options or the purchase price of shares under the 1999 Incentive Plan by delivering a promissory note payable in installments.
The Plan Administrator will determine the terms of any such promissory note. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares.

     Special Tax Election

     The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

     Amendment and Termination

     The Board may amend or modify the 1999 Incentive Plan in any or all respects whatsoever subject to any required shareholder approval. The Board may terminate the 1999 Incentive Plan at any time, and the 1999 Incentive Plan will in all events terminate on March 16, 2009.

STOCK AWARDS

     No options have been granted under the 1999 Incentive Plan. The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted between January 1, 1998 and March 31, 1999 under the Predecessor Plans, together with the weighted average exercise price payable per shares.

                              OPTION TRANSACTIONS

                   NAME                           NUMBER OF OPTION SHARES        WEIGHTED AVERAGE EXERCISE PRICE
                   ----                           ----------------------         -------------------------------
John S. Murchison, III
President, Chief Executive Officer and                      125,000                           $1.563
 Director
Kevin McAlea, Ph.D.
Vice President, Marketing                                   100,000                            1.438
Geoffrey W. Kreiger
Chief Financial Officer and Principal                        95,000                            1.408
 Financial and Accounting Officer
All current executive officers as a group
 (3 persons)                                                320,000                            1.478
All non-employee directors as a group
 (5 persons)                                                     --                               --
All employees, including current officers who
 are not executive officers as a group                      190,000                            1.605
     (116 persons)

FEDERAL INCOME TAX CONSEQUENCES

     Option Grants

     Options granted under the 1999 Incentive Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories:
(i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

     Direct Stock Issuances

     The tax principles applicable to direct stock issuances under the 1999 Incentive Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance-based. Compensation deemed paid by the Company in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory stock options granted under the 1999 Incentive Plan qualifies as performance-based compensation for purposes of Section 162(m) if such plan is administered by a committee of "outside directors" as defined under
Section 162(m). However, the 1999 Incentive Plan is currently administered by the Compensation Committee which comprises Messrs. Goldstein, Mariotti and Skaggs and, because of Mr. Goldstein's position with, and Mr. Mariotti's ownership interest in, Proactive and the relationship between the Company and Proactive as a result of the Financial Advisory Services Agreement entered into in February 1999, Mr. Goldstein and Mr. Mariotti do not qualify as "outside directors" for purposes of Section 162(m). Accordingly, compensation deemed paid by the Company in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory stock options granted under the 1999 Incentive Plan will have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

ACCOUNTING TREATMENT

     Option grants or stock issuances made to employees under the 1999 Incentive Plan will not result in any charge to the Company's earnings. However, the Company must disclose in footnotes and pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as a compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

     Under a recently-proposed amendment to the current accounting principles, option grants made to non-employee Board members or consultants after December 15, 1998 will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option (or, if later, the effective date of the final amendment) and the vesting date of each installment of the option shares. In addition, if the proposed amendment is adopted, any options which are repriced after December 15, 1998 will trigger a direct charge to Company's reported earnings measured by the appreciation in the value of the underlying shares over the period between the grant date of the option (or, if later, the effective date of the final amendment) and the date the option is exercised for those shares.

NEW PLAN BENEFITS

     No options may be granted under the 1999 Incentive Plan until it has been approved by the shareholders. Assuming such shareholder approval is obtained at the 1999 Annual Meeting, Mr. Skaggs will receive an option on the date of the Annual Meeting to purchase 24,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on that date.

SHAREHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the 1999 Annual Meeting is required for approval of the 1999 Incentive Plan. Should such shareholder approval not be obtained, then the 1999 Incentive Plan will not be implemented.
The Company's   1996 Stock Option Plan and 1998 Stock Option Plan will, however, continue to remain in effect, and option grants may be made pursuant to the provisions of those plans until the available reserve of Common Stock under each such plan is issued.

RECOMMENDATION OF THE BOARD OF DIRECTORS REGARDING PROPOSAL TWO

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE 1999 INCENTIVE PLAN.

          PROPOSAL THREE: RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Directors has appointed the firm of Ernst & Young LLP, independent public auditors for the Company during the 1998 Fiscal Year, to serve in the same capacity for the fiscal year ending December 31, 1999, and is asking the shareholders to ratify this appointment. The affirmative vote of a majority of the shares represented and voting at the Annual Meeting is required to ratify the selection of Ernst & Young LLP. Unless otherwise instructed, the proxy holders will vote the Proxies received by them FOR the ratification of Ernst & Young LLP as the independent auditors of the Company.

     In the event the shareholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its shareholders.

     A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS REGARDING PROPOSAL THREE

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

                                 OTHER MATTERS

     The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

                   BENEFICIAL OWNERSHIP OF DTM COMMON STOCK

     The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of April 23, 1999, by (i) all persons who are beneficial owners of 5% or more of the Company's Common Stock, (ii) each director and nominee for director, (iii) the executive officers named in the Summary Compensation Table of the section of this Proxy Statement entitled "Executive Compensation and Other Information" and
(iv) all current directors and executive officers as a group. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable.

                                                           SHARES BENEFICIALLY          PERCENTAGE OF SHARES
                BENEFICIAL OWNER                                   OWNED               BENEFICIALLY OWNED (1)
                -----------------                          --------------------        -----------------------
DTM Acquisition Company, L.P. (2)                                  3,157,190                   47.68%
221 West 6th Street, Suite 1520
Austin, Texas  78701 ................................

Lawrence Goldstein (3)...............................                     --                    *

John S. Murchison, III (4)...........................                139,528                    2.07

Geoffrey W. Kreiger (5)   ...........................                  7,000                    *

Alexander MacLachlan.................................                  1,000                    *

Anthony Mariotti (6).................................              3,157,190                   47.68

Kevin McAlea, Ph.D. (7)..............................                 34,957                    *

Thomas G. Ricks......................................                     --                    *

James B. Skaggs (8)..................................                     --                    *

All current directors and executive officers as a
     group (8 persons) (9)...........................              3,339,675                   49.12%

_____________
*    Less than one percent.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to stock options which are currently exercisable or will become exercisable within 60 days after April 23, 1999 are deemed outstanding for computing the percentage of the person or group holding such options, but are not deemed outstanding for computing the percentage of any other person or group.

(2) Based on Schedule 13D/A of Proactive as filed with the Securities and Exchange Commission on February 26, 1999.

(3) Mr. Goldstein is a limited partner in Proactive-DTM, L.P. ("Pro-DTM"), which is the general partner of DTM Acquisition Company, L.P. ("DTMAC"). Mr. Goldstein is also a limited partner in DTMAC. Mr. Goldstein disclaims beneficial ownership of the shares held by DTMAC.

(4) Includes 135,528 shares of Common Stock issuable upon the exercise of option grants which will become exercisable within 60 days after April 23, 1999.

(5) Represents 7,000 shares of Common Stock issuable upon the exercise of option grants which will become exercisable within 60 days after April 23, 1999.

(6) Includes only shares owned by DTMAC. Mr. Mariotti is the managing member of Proactive, which is the general partner of Pro-DTM, which is the general partner of DTMAC. Mr. Mariotti is also a limited partner in Pro-DTM and DTMAC. Mr. Mariotti disclaims beneficial ownership of the shares held by DTMAC, except to the extent of his pecuniary interest in them arising from his ownership interests in Proactive, Pro-DTM and DTMAC. Mr. Mariotti's address is c/o Proactive Finance Group, LLC, 221 West 6th Street, Suite 1520, Austin, Texas 78701.

(7) Represents 34,957 shares of Common Stock issuable upon the exercise of option grants which will become exercisable within 60 days after April 23, 1999.

(8) Mr. Skaggs is a limited partner in DTMAC. Mr. Skaggs disclaims beneficial ownership of the shares held by DTMAC.

(9) Includes 3,157,190 shares owned by DTMAC, of which Messrs. Goldstein, Mariotti and Skaggs each disclaims beneficial ownership. Also includes 177,485 shares issuable upon the exercise of stock options which will become exercisable within 60 days after April 23, 1999.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information concerning the compensation earned by the Company's Chief Executive Officer and each of the two other most highly compensated executive officers of the Company whose annual salary and bonus for the 1998 Fiscal Year was in excess of $100,000 for services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended December 31, 1996, 1997 and 1998. No other executive officer who would have otherwise been includable in such table on the basis of salary and bonus earned for the 1998 Fiscal Year has been excluded by reason of his or her termination of employment or change in executive status during that year. The listed individuals shall be hereinafter referred to as the "Named Officers."

                          SUMMARY COMPENSATION TABLE

                                                                                                           LONG-TERM
                                                                                                          COMPENSATION
                                                                                                             AWARDS
                                                                                                          ----------------
                                                                                                            SECURITIES
                                                                ANNUAL COMPENSATION                         UNDERLYING
                                                  -----------------------------------------------
NAME AND PRINCIPAL                                                                  OTHER ANNUAL           OPTIONS/SARs
     POSITION                      YEAR               SALARY           BONUS        COMPENSATION                (1)
----------------------         ------------       --------------      --------    ---------------         --------------
John S. Murchison, III               1998           $170,000              --           --                      50,000
 President and Chief                 1997            157,500              --           --                      25,000
  Executive Officer                  1996            150,000              --           --                          --

Kevin McAlea, Ph.D.                  1998            135,000              --           --                      25,000
 Vice President, Marketing           1997            105,833              --           --                      15,000
                                     1996             92,700              --           --                          --
Geoffrey W. Kreiger (2)              1998             90,000              --           --                      20,000
 Chief Financial Officer             1997                938              --           --                          --
  and Principal Financial            1996                 --              --           --                          --
  and Accounting Officer

______________

(1)  Consists of stock options under the 1996 and 1998 Stock Option Plans.

(2)  Mr. Kreiger commenced employment with the Company in December 1997.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS


     The following table contains information concerning the stock options granted to the Named Officers during the 1998 Fiscal Year. The stock option grants were made under the Company's 1996 Stock Option Plan or 1998 Stock Option Plan, as indicated. No stock appreciation rights were granted to the Named Officers during the 1998 Fiscal Year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                            POTENTIAL REALIZABLE
                                                                                                            VALUE AT ASSURED ANNUAL
                                                                                                            RATES OF STOCK PRICE
                                                                                                            APPRECIATION FOR
                                                 INDIVIDUAL GRANTS                                          OPTION TERM (1)
                        ----------------------------------------------------------------------------------  -----------------
                                             % OF TOTAL
                            NUMBER OF          OPTIONS
                           SECURITIES          Granted to                         MARKET
                            Underlying        EMPLOYEES         EXERCISE OR      PRICE ON
                            OPTIONS          IN  FISCAL         BASE PRICE        DATE OF       EXPIRATION
       NAME                 GRANTED (#)         YEAR            ($/SH)(2)         GRANT          DATE            5% ($)    10% ($)
----------------------  -----------------   --------------    -------------    -----------    -----------      --------    -------
John S. Murchison, III    25,000(3)            13.77%             $2.00         $2.00         01/13/08          $31,500      $79,750

                          25,000(4)            13.77%              2.06          2.06         05/13/08           32,500       82,000

Kevin McAlea, Ph.D.       25,000(3)            13.77%              2.00          2.00         01/13/08           31,500       79,750

Geoffrey W. Kreiger       20,000(3)            11.02%              2.00          2.00         01/13/08           31,500       79,750

__________________

(1) There can be no assurance provided to any executive officer or other holder of the Company's securities that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from those option grants which were made to the Named Officers with an exercise price equal to the fair market value of the option shares on the grant date.

(2) The exercise price may be paid in cash or in shares of Common Stock valued at fair market value on the exercise date or in any other manner authorized by the Plan Administrator of the 1996 Stock Option Plan and the 1998 Stock Option Plan, as the case may be, pursuant to which the options were granted.

(3) Each option under the 1996 Stock Option Plan becomes exercisable for 35% of the shares upon the optionee's completion of one year of service measured from the grant date, 35% of the shares upon the second anniversary of such grant date and the remaining 30% of the shares on the third anniversary of such grant date. In the event of certain changes in the ownership or control of the Company pursuant to which the holders of the Company's outstanding securities immediately prior to such transaction do not control more than 70% of the successor corporation's outstanding voting securities following such transaction or in the event that, over a period of two years, there is a change in the majority of the Board by reason of one or more proxy contests for the election of Board members, the option will automatically accelerate and become exercisable in full. However, a change in control shall not be deemed to occur for this purpose if, immediately prior to any of the above transactions (or the two-year period applicable in connection with a change in control of the Board), BFGoodrich or any of its affiliates is the beneficial owner of shares of the Company. In addition, a sale of shares by BFGoodrich or any other individual or entity who was a shareholder of the Company on the date on which the 1996 Stock Option Plan was adopted shall not constitute a change in control for this purpose.

(4) Each option under the 1998 Stock Option Plan becomes exercisable for 35% of the shares upon the optionee's completion of one year of service measured from the grant date, 35% of the shares upon the second anniversary of such grant date and the remaining 30% of the shares on the third anniversary of such grant date. In the event of certain changes in the ownership or control of the Company pursuant to which the holders of the Company's outstanding securities immediately prior to such transaction do not control more than 70% of the successor corporation's outstanding voting securities following such transaction or in the event that, over a period of two years, there is a change in the majority of the Board by reason of one or more proxy contests for the election of Board members, the option will automatically accelerate and become exercisable in full except to the extent such option is to be assumed by the successor entity or otherwise continued in effect. Should the optionee's service be terminated, whether by the Company other than for cause or pursuant to a resignation by the optionee for good reason, within eighteen (18) months following a change in ownership or control of the Company in which such option does not otherwise accelerate, the option shall become exercisable in full.

     In addition to the options listed above, on March 17, 1999, each of Messrs. Murchison, McAlea and Kreiger were granted options under the 1996 Stock Option Plan and the 1998 Stock Option Plan to purchase an aggregate 75,000 shares of Common Stock (25,000 under the 1996 Stock Option Plan, 50,000 under the 1998 Stock Option Plan) at an exercise price of $1.25 per share, the fair market value per share of Common Stock on that date. Each of these options becomes exercisable with respect to thirty-five percent (35%) of the option shares on each of the first and second anniversaries of the option grant date and the remaining thirty percent (30%) on the third anniversary of such date. In the event of an acquisition of the Company by merger or asset sale or a sale by the shareholders of more than 80% of the total combined voting power of the Company, each such option shall accelerate in full except to the extent assumed by the successor entity or otherwise continued in effect. Should the optionee's service be terminated, whether by the Company other than for cause or pursuant to a resignation by the optionee in response to certain job reassignments or compensation reductions that could be deemed an effective termination without cause, within twelve (12) months following a change in ownership or control of the Company in which such option does not otherwise accelerate, the option shall become exercisable in full.

AGGREGATED OPTION\SAR EXERCISES AND FISCAL YEAR-END VALUES

     The following table provides information, with respect to the Named Officers, concerning the unexercised options held by them at of the end of the 1998 Fiscal Year. None of the Named Officers exercised any stock options or stock appreciation rights during the 1998 Fiscal Year.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                               NUMBER OF UNEXERCISED OPTIONS AT              VALUE OF UNEXERCISED IN-THE-MONEY
                                          FY-END (#)                              OPTIONS AT FY-END ($)(1)
                               ---------------------------------------    ------------------------------------------
            NAME                  EXERCISABLE          UNEXERCISABLE          EXERCISABLE          UNEXERCISABLE
 -----------------------       ------------------   --------------------   -------------------   --------------------
John S. Murchison, III                 135,528                40,000                    $0                    $0
Kevin McAlea, Ph.D.                     34,957                20,750                     0                     0
Geoffrey W. Kreiger                      7,000                13,000                     0                     0

_____________

(1) Based upon the market price $0.969 per share, determined on the basis of the mean of the high and low prices per share of Common Stock on the Nasdaq National Market on the last day of the 1998 Fiscal Year, less the option exercise price payable per share.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
ARRANGEMENTS


     On October 28, 1997, the Company and John S. Murchison, III entered into a severance agreement that will take effect in the event that Mr. Murchison's employment should ever be terminated without cause by the Company. In such event, the severance agreement provides that the Company will continue to pay Mr. Murchison's base salary for one year after the date of the termination of his employment without cause. Furthermore, the severance agreement provides that Mr. Murchison shall not compete with the Company for a period of one year after the date of the termination of his employment.

     The Company does not have any existing employment agreements with any other executive officer.

     The Plan Administrator of the 1999 Incentive Plan will have the authority to provide for accelerated vesting of the shares of Common Stock subject to any outstanding options held by the Chief Executive Officer or any other executive officer or any unvested shares actually held by such individual, including options granted or shares issued under the 1996 and 1998 Stock Option Plans, in connection with or certain changes in control or ownership of the Company or the termination of the officer's employment following such event.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Company's Board of Directors currently consists of Messrs. Goldstein, Mariotti and Skaggs. None of these individuals was an officer or employee of the Company at any time during the 1998 Fiscal Year or at any other time.

     No current executive officer of the Company has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     It is the duty of the Compensation Committee to review and determine the salaries and bonuses of executive officers of the Company, including the Chief Executive Officer, and to establish the general compensation policies for such individuals. The Compensation Committee also administers the Management Incentive Plan and has the authority to make discretionary option grants to the Company's executive officers under the Company's stock option plans.

     The Compensation Committee believes that the compensation programs for the Company's executive officers should reflect the Company's performance and the value created for the Company's shareholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company and should reward individual contribution to the Company's success. The Compensation Committee has reviewed and is in accord with the compensation paid to executive officers in the 1998 Fiscal Year.

     General Compensation Policy

     The fundamental policy of the Compensation Committee is to provide the Company's executive officers with competitive compensation opportunities based upon their contribution to the development and financial success of the Company and their personal performance. It is the Compensation Committee's objective to have a portion of each executive officer's compensation contingent upon the Company's performance as well as upon such executive officer's own level of performance. Accordingly, the compensation package for each executive officer is comprised of three elements: (i) base salary; (ii) bonus which reflects both individual performance and the performance of the Company which, together with base salary, is designed primarily to be competitive with salary and bonus levels in the industry; and (iii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officer and the Company's shareholders.

     Factors

     The principal factors that were taken into account in establishing each executive officer's compensation package for the 1998 Fiscal Year are described below. However, the Compensation Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

     .     Base Salary. Each executive officer's base salary is adjusted each
           -----------
           year on the basis of (i) the Compensation Committee's evaluation of the officer's personal performance for the year and (ii) the competitive marketplace for persons in comparable positions. The Company's performance and profitability may also be a factor in determining the base salaries of executive officers.

     .     Annual Incentives. The DTM Corporation Management Incentive Plan (the
           -----------------
           "MIP") which was in effect for the 1998 Fiscal Year was established to provide opportunities to certain key management personnel to receive incentive compensation as a reward for levels of personal performance above the ordinary performance standards compensated by base salary. The MIP was designed to provide a competitive level of rewards if all relevant performance objectives were achieved. Participation in the MIP was limited to those key executives selected by the Compensation Committee that have the potential to influence significantly and positively the performance of the Company.

               Each participant was assigned for the 1998 Fiscal Year to an incentive category based on organizational level and potential impact on important Company results. The participant categories defined the target level of incentive opportunity, stated as a percentage of base salary, that would be available to the participant. Category assignments were approved by the Chief Executive Officer. The category assignment for the Chief Executive Officer was approved by the Compensation Committee. The annual incentive bonus for participants for the 1998 Fiscal Year was based on 25% to 50% of their base salary.

               The total target incentive pool for the Company was equal to the sum of the individual target bonuses for all MIP Participants. This total target incentive pool was then divided into separate generator pools - one generator pool for each performance measure (e.g. Net Income, Pre-tax Income, Earnings Per Share, Return on Equity, etc.). The weightings for each performance measure (which were determined by the Compensation Committee) determined the target dollar amount for each generator pool. No bonus became payable if the performance for the generator pool was below the threshold performance; 50% of the target bonus became payable if the performance for the generator pool equaled the threshold performance funding level; and 100% of the bonus became payable if the target performance funding level (100% of goal) was reached. The maximum bonus payable under the MIP was 150% of the bonus payable for performance above the target performance level.

               No bonuses were paid to the executive officers in the 1998 Fiscal Year as the threshold performance targets were not attained.

          Long-Term Incentives. Generally, stock option grants are made annually
          --------------------
          by the Compensation Committee to each of the Company's executive officers and other selected employees pursuant to the 1999 Incentive Plan. Each grant is designed to align the interests of the executive officer with those of the shareholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant under the Option Plans allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to ten years). Each option becomes exercisable in a series of installments generally over a 3-year period (generally 35% on each of the first and second anniversary dates of the grant and 30% on the third such anniversary date), contingent upon the officer's continued service with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains in the Company's service during the vesting period, and then only if the market price of the shares appreciates over the option term. The Compensation Committee may also award performance shares, restricted shares, Common Stock and/or other incentive awards in accordance with the provisions of the Option Plans.

               The size of the option grant to each executive officer, including the Chief Executive Officer, is set by the Compensation Committee at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, the individual's personal performance in recent periods and his or her potential for future responsibility and promotion over the option term. The maximum number of shares in respect of which options and awards may be granted to any individual in any one year under the 1999 Incentive Plan is 100,000. The Compensation Committee also takes into account the total number of existing vested or unvested options held by the executive officer, as well as the exercise prices of such options, in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors may vary from individual to individual.

     CEO Compensation

     In setting the total compensation payable to the Company's Chief Executive Officer, John S. Murchison, III, for the 1998 Fiscal Year, the Compensation Committee sought to make that compensation competitive with the compensation paid to persons with similar positions in the industry and in the Company's geographic market, while at the same time assuring that a significant percentage of compensation was tied to Company performance and stock price appreciation.

     The Compensation Committee adjusted Mr. Murchison's base salary for the 1998 Fiscal Year in recognition of his personal performance and with the objective of maintaining his base salary at a competitive level when compared with the base salary levels in effect for similarly situated chief executive officers.

     The remaining components of Mr. Murchison's 1998 Fiscal Year compensation, however, were primarily dependent upon corporate performance. Mr. Murchison was eligible for a cash bonus under the MIP for the 1998 Fiscal Year conditioned on the Company's attainment of performance goals with additional consideration to be given to individual business plan objectives. No bonus was paid to him for the 1998 Fiscal Year because the Company did not attain its performance goal. The Compensation Committee awarded stock option grants totaling 50,000 shares (25,000 under the 1996 Stock Option Plan, 25,000 under the 1998 Stock Option
Plan) to Mr. Murchison in the 1998 Fiscal Year in order to provide him with an equity incentive to continue contributing to the financial success of the Company. These options will have value for Mr. Murchison only if the market price of the underlying option shares appreciates over the market price in effect on the date the grant was made.

     Compliance with Internal Revenue Code Section 162(m)

     Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance-based. Non-performance based compensation paid to the Company's executive officers for the 1998 Fiscal Year did not exceed the $1 million limit per officer. Compensation deemed paid by the Company in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory stock options granted under the 1999 Incentive Plan qualifies as performance-based compensation for purposes of Section 162(m) if such plan is administered by a committee of "outside directors" as defined under Section 162(m). However, the 1999 Incentive Plan is currently administered by this committee and, because of Mr. Goldstein's position with, and Mr. Mariotti's ownership interest in, Proactive and the relationship between the Company and Proactive as a result of the Financial Advisory Services Agreement entered into between Proactive and the Company dated February 16, 1999, Messrs. Goldstein and Mariotti do not qualify as "outside directors" for purposes of Section 162(m). Accordingly, compensation deemed paid by the Company in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory stock options granted under the 1999 Incentive Plan will have to be taken into account for purposes of the $1 million limitation per covered individual under Section 162(m).

     Although the current members of the Compensation Committee did not serve on such committee during the 1998 Fiscal Year, it is the opinion of the current Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the Company's performance and the interests of the Company's shareholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

     Submitted by the Compensation Committee of the Company's Board of
Directors:

                                         Lawrence Goldstein
                                         Anthony Mariotti
                                         James B. Skaggs

STOCK PERFORMANCE GRAPH

     The graph below depicts a comparison of cumulative total shareholder returns for the Company, the Standard & Poors SmallCap 600 Index and a peer group of companies in the same line of business as the Company, which peer group was selected by the Company in good faith and consists of 3D Systems Corporation (NASD: TDSC), Stratasys, Inc. (NASD: SSYS) and Helisys, Inc. (NASD: HELI).

     The graph covers the period from May 2, 1997, the commencement date of the Company's initial public offering, to December 31, 1998, and assumes that $100 was invested in the Company's Common Stock on May 2, 1997 and concurrently in each index, and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock.

     This information has been provided to the Company by Zack's Investment Research, Inc. The comparisons in the graph are required by regulations of the Securities Exchange Commission and are not intended to forecast or to be indicative of the possible future performance of the Common Stock.

                    COMPARISON OF CUMULATIVE TOTAL RETURNS*

                         [GRAPH APPEARS HERE]

                                       5/2/97          12/31/97        12/31/98
                                       ------          --------        --------
     DTM Corporation                    $100            $ 17.19         $ 12.50
     Standard & Poors Smallcap 600      $100            $131.36         $134.95
     Peer Group of Selected Companies   $100            $ 71.75         $ 58.83

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings made by the Company under those statutes, neither the preceding Stock Performance Graph nor the Compensation Committee Report is to be incorporated by reference into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by the Company under those statutes.

                              CERTAIN TRANSACTIONS

SHAREHOLDERS' AGREEMENT

     Under the Shareholders' Agreement among DTM, DTMAC and certain other shareholders as of March 1996, DTMAC has certain rights of participation in public offerings by the Company of Common Stock, sometimes referred to as "piggyback" registration rights. The rights continue for the benefit of the parties to that agreement who are not eligible to sell shares of Common Stock absent registration under the Securities Act of 1933, as amended (the "Securities Act"). However, if the underwriter of such an offering determines that not all shares tendered for a public offering can be sold, then the shares tendered by each shareholder will be reduced proportionately. Participating shareholders must enter into underwriting agreements, make representations and share in registration and filing fees. DTM is obligated to pay all other costs associated with a public offering and must indemnify shareholders for certain liabilities that could arise in the context of a registered public offering of Common Stock. Shareholders have a reciprocal obligation of indemnification for information supplied by them. Shareholders' registration rights terminate when two conditions are met: (a) there is a public market for the Common Stock; and
(b) their Common Stock can be sold pursuant to Rule 144 under the Securities
Act.

INDEMNIFICATION AND LIABILITY OF OFFICERS AND DIRECTORS

     The Company's directors and officers are granted certain protections or indemnities by virtue of the Articles of Incorporation and Bylaws of the Company. Under the Articles of Incorporation, directors cannot be held liable to shareholders for monetary damages except in the event of breach of the duty of loyalty, bad faith, intentional misconduct or knowing violations of law and certain other specified events. The Bylaws of the Company also contain provisions consistent with Texas law providing for indemnification of directors, officers, employees and agents acting on behalf of the Company.

CERTAIN ARRANGEMENTS WITH DTMAC AND PROACTIVE

     $909,000 Receivable

     As of April 23, 1999, the Company had payables outstanding to DTMAC in the approximate amount of $909,000, the right to which DTMAC was assigned by Proactive in February 1999 contemporaneously with the transactions contemplated by the stock purchase agreement between BFGoodrich and Proactive. The Company and DTMAC have agreed to, and the Company's Board of Directors has approved, the terms under which this debt will be repaid partially for cash and partially for shares of the Company's Common Stock. Under the terms of the debt repayment, DTMAC shall have demand and "piggyback" registration rights. These registration rights will entitle DTMAC to require the Company to file a registration statement under the Securities Act at the Company's expense with respect to DTMAC's shares of Common Stock, as well as to participate in public offerings by the Company of Common Stock. The registration rights agreement that will be executed in connection with the debt repayment will terminate and replace the registration rights that DTMAC currently has under the Shareholders' Agreement described above. The Company and DTMAC are currently negotiating the definitive agreements regarding the debt repayment.

     Mr. Mariotti, one of the Company's directors, is the managing member of Proactive, which is the general partner of Pro-DTM, which is the general partner of DTMAC. Mr. Mariotti is also a limited partner in Pro-DTM and DTMAC. Mr. Goldstein, one of the Company's directors, is a limited partner in Pro-DTM and DTMAC. Mr. Skaggs, one of the Company's directors, is a limited partner in DTMAC.

     Financial Advisory Services Agreement

     In accordance with the terms and conditions of an agreement between Proactive and the Company dated February 16, 1999, Proactive currently renders financial advisory services to the Company for a fee of $72,000, to be paid in six equal monthly installments of $12,000, which installments commenced on April 1, 1999. The term of the engagement under the agreement shall end on September 1, 1999, unless extended by the mutual agreement of Proactive and the Company. Mr. Mariotti, one of the Company's directors, is the managing member of Proactive, which is the general partner of Pro-DTM, which is the general partner of DTMAC. Mr. Goldstein, one of the Company's directors, is a principal of Proactive .

CERTAIN MATTERS AFFECTING CORPORATE GOVERNANCE

     Mr. Mariotti, one of the Company's directors, is the managing member of Proactive, which is the general partner of Pro-DTM, which is the general partner of DTMAC. In addition, Mr. Goldstein, one of the Company's directors, is a principal of Proactive. Although Messrs. Goldstein and Mariotti are subject to the duties and responsibilities of directors under Texas corporate law, Proactive may be able to have substantial influence over the Board of Directors and could influence the outcome of matters submitted to the Company's shareholders for their vote or consent due to the large percentage of shares of Common Stock held by DTMAC, an affiliate of Proactive.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 which require them to file reports with respect to their ownership of the Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports which the Company received from such persons for their 1998 Fiscal Year transactions in the Common Stock and their Common Stock holdings, and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 1998 Fiscal Year, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its directors, executive officers and greater than ten percent beneficial owners, except for Robert D. Koney, Jr.'s Initial Beneficial Ownership Report on Form 3, which was not timely filed.

                 DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 2000 Annual Meeting must be received no later than December 15, 1999, in order that they may be included in the proxy statement and form of proxy relating to that meeting. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission and the procedure set forth in the Bylaws of the Company.

                         ANNUAL REPORT TO SHAREHOLDERS

     A copy of the Company's Annual Report to shareholders for the 1998 Fiscal Year has been mailed concurrently with this Proxy Statement to all shareholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

                           ANNUAL REPORT ON FORM 10-K

     The Company filed an Annual Report on Form 10-K with the Securities and Exchange Commission on March 31, 1999. Shareholders may obtain a copy of this report, without charge, upon written request to Geoffrey W. Kreiger, Secretary of the Company, at the Company's principal executive offices located at 1611 Headway Circle, Building Two, Austin, Texas 78754.



                         BY ORDER OF THE BOARD OF DIRECTORS
                         OF DTM CORPORATION


Dated: April 30, 1999

                                DTM CORPORATION
                           1999 STOCK INCENTIVE PLAN
                           -------------------------

                                  ARTICLE ONE

                              GENERAL PROVISIONS
                              ------------------

     I.   PURPOSE OF THE PLAN

          This 1999 Stock Incentive Plan is intended to promote the interests of DTM Corporation, a Texas corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

          Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

     II.  STRUCTURE OF THE PLAN

          The Plan shall be divided into three separate equity programs:

                    (i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

                    (ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

                    (iii) the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive options at periodic intervals to purchase shares of Common Stock.

          The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

     III. ADMINISTRATION OF THE PLAN

          A. The Board shall have the authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders but may delegate such authority in whole or in part to the Primary Committee.

          Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's

                                       1.

discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

          B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full power and authority subject to the provisions of the Plan:

                    (i) to establish such rules as it may deem appropriate for proper administration of the Plan, to make all factual determinations, to construe and interpret the provisions of the Plan and the awards thereunder and to resolve any and all ambiguities thereunder;

                    (ii) to determine, with respect to awards made under the Discretionary Option Grant and Stock Issuance Programs, which eligible persons are to receive such awards, the time or times when such awards are to be made, the number of shares to be covered by each such award, the vesting schedule (if any) applicable to the award, the status of a granted option as either an Incentive Option or a Non-Statutory Option and the maximum term for which the option is to remain outstanding;

                    (iii) to amend, modify or cancel any outstanding award with the consent of the holder or accelerate the vesting of such award; and

                    (iv) to take such other discretionary actions as permitted pursuant to the terms of the applicable program.

          Decisions of each Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties.

          C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

          D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any options or stock issuances under the Plan.

          E. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program.

     IV.  ELIGIBILITY

          A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                                       2.

                    (i)   Employees,

                    (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

                    (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

          B. Only non-employee Board members shall be eligible to participate in the Automatic Option Grant Program.

     V.   STOCK SUBJECT TO THE PLAN

          A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 907,755 shares. Such authorized share reserve consists of (i) the aggregate number of shares which remain available for issuance, as of the Plan Effective Date, under the Predecessor Plans as last approved by the Corporation's shareholders, including the shares subject to the outstanding options to be incorporated into the Plan and the additional shares which would otherwise be available for future grant under the Predecessors Plans, plus (ii) an increase of Two Hundred Fifty Thousand (250,000) shares authorized by the Board but subject to shareholder approval at the 1999 Annual Meeting.

          B. No one person participating in the Plan may receive options and direct stock issuances for more than One Hundred Thousand (100,000) shares of Common Stock in the aggregate per calendar year, beginning with the 1999 calendar year.

          C. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plans) shall be available for subsequent issuance under the Plan to the extent those options expire, terminate or are cancelled for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the original exercise or issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent options or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

          D. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of

                                       3.

securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted options and direct stock issuances under this Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan, and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plans. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                       4.

                                  ARTICLE TWO

                      DISCRETIONARY OPTION GRANT PROGRAM
                      ----------------------------------

     I.   OPTION TERMS

          Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document
                                    --------
shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

          A.   EXERCISE PRICE.
               --------------

               1. The exercise price per share shall be fixed by the Plan Administrator at the time of the option grant but in no event shall be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock in the option grant date.

               2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section II of Article Five and the documents evidencing the option, be payable in one or more of the forms specified below:

                    (i)       cash or check made payable to the Corporation;

                    (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                    (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-approved brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

          Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                                       5.

          B.   EXERCISE AND TERM OF OPTIONS.  Each option shall be exercisable
               ----------------------------
at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten
(10) years measured from the option grant date.

          C.   CESSATION OF SERVICE.
               --------------------

               1. The following provisions shall govern the exercise of any options outstanding at the time of the Optionee's cessation of Service or death:

                  (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                  (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by his or her Beneficiary.

                  (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

                  (iv) Should the Optionee's Service be terminated for Misconduct or should the Optionee engage in Misconduct while his or her options are outstanding, then all such options shall terminate immediately and cease to be outstanding.

               2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding:

                  (i) to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service to such period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                  (ii) to permit the option to be exercised, during the applicable post-Service exercise period, for one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

                                       6.

          D.   SHAREHOLDER RIGHTS. The holder of an option shall have no
               ------------------
shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.


          E.   REPURCHASE RIGHTS. The Plan Administrator shall have the
               -----------------
discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

          F.   LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the
               ----------------------------------
Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. Non-Statutory Options shall be subject to the same restrictions, except that a Non-Statutory Option may, to the extent permitted by the Plan Administrator, be assigned in whole or in part during the Optionee's lifetime pursuant to a domestic relations order or to one or more members of the Optionee's family or to a trust established exclusively for Optionee and/or one or more such family members. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.


     II.  INCENTIVE OPTIONS

          The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.
                                 ---

          A.   ELIGIBILITY.  Incentive Options may only be granted to Employees.
               -----------

          B.   DOLLAR LIMITATION.  The aggregate Fair Market Value of the shares
               ------------------
of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

          C.   10% SHAREHOLDER.  If any Employee to whom an Incentive Option is
               ----------------
granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

                                       7.

     III. CHANGE IN CONTROL

          A. Each option outstanding at the time of a Change in Control but not otherwise fully vested shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Change in Control, assumed or otherwise continued in full force and effect by the successor corporation (or parent thereof) pursuant to the terms of the Change in Control, (ii) such option is replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on the shares of Common Stock for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares or
(iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

          B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

          C. Immediately following the consummation of the Change in Control, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control.

          D. Each option which is assumed in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise price payable per share under each outstanding option, provided the
                                                                --------
aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted options and direct stock issuances under the Plan per calendar year.

          E. The Plan Administrator may at any time provide that one or more options will automatically accelerate in connection with a Change in Control, whether or not those options are assumed or otherwise continued in full force and effect pursuant to the terms of the Change in Control. Any such option shall accordingly become exercisable, immediately prior to the effective date of such Change in Control, for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. In addition, the Plan Administrator may at any time provide that one or more of

                                       8.

the Corporation's repurchase rights shall not be assignable in connection with such Change in Control and shall terminate upon the consummation of such Change in Control.

          F. The Plan Administrator may at any time provide that one or more options will automatically accelerate upon an Involuntary Termination of the Optionee's Service within a designated period (not to exceed twelve (12) months) following the effective date of any Change in Control in which those options do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option
                                  -------
term or (ii) the expiration of the one (1) year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall immediately terminate upon such Involuntary Termination.

          G. The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

                                       9.

                                 ARTICLE THREE

                            STOCK ISSUANCE PROGRAM
                            ----------------------

     I.   STOCK ISSUANCE TERMS

          Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening options. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals or Service requirements. Each such award shall be evidenced by one or more documents which comply with the terms specified below.

          A.   PURCHASE PRICE.
               --------------

               1. The purchase price per share of Common Stock subject to direct issuance shall be fixed by the Plan Administrator that shall in no event be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issue date.

               2. Subject to the provisions of Section II of Article Five, Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                  (i)    cash or check made payable to the Corporation, or

                  (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

          B.   VESTING/ISSUANCE PROVISIONS.
               ---------------------------

               1. The Plan Administrator may issue shares of Common Stock which are fully and immediately vested upon issuance or which are to vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. Alternatively, the Plan Administrator may issue share right awards which shall entitle the recipient to receive a specified number of vested shares of Common Stock upon the attainment of one or more performance goals or Service requirements established by the Plan Administrator.

               2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

               3. The Participant shall have full shareholder rights with respect to the issued shares of Common Stock, whether or not the Participant's interest in those shares is

                                      10.

vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

               4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock, or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

               5. The Plan Administrator may waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

               6. Outstanding share right awards shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals or Service requirements established for such awards are not attained. The Plan Administrator, however, shall have the authority to issue shares of Common Stock in satisfaction of one or more outstanding share right awards as to which the designated performance goals or Service requirements are not attained.

     II.  CHANGE IN CONTROL

          A. All of the Corporation's outstanding repurchase rights shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

          B. The Plan Administrator may at any time provide for the automatic termination of one or more of those outstanding repurchase rights and the immediate vesting of the shares of Common Stock subject to those terminated rights upon (i) a Change in Control or (ii) an Involuntary Termination of the Participant's Service within a designated period (not to exceed twelve (12) months) following the effective date of any Change in Control in which those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect.

                                      11.

     III.  SHARE ESCROW/LEGENDS

           Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                      12.

                                 ARTICLE FOUR

                        AUTOMATIC OPTION GRANT PROGRAM
                        ------------------------------

     I.   OPTION TERMS

          A.   GRANT DATES.   Options shall be made on the dates specified
               -----------
below:

               1. Each individual serving as a non-employee Board member on the Plan Effective Date shall automatically be granted on such date a Non-Statutory Option to purchase Twenty-Four Thousand (24,000) shares of Common Stock, provided such individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

               2. Each individual who is first elected or appointed as a non-employee Board member on or at any time after the Plan Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase Twenty-Four Thousand (24,000) shares of Common Stock, provided such individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

               3. On the date of each Annual Shareholders Meeting held after the Plan Effective Date, beginning with the 1999 Annual Shareholders Meetings, each individual who is to continue to serve as a non-employee Board member, whether or not that individual is standing for re-election to the Board, shall automatically be granted a Non-Statutory Option to purchase Five Thousand (5,000) shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months.

          B.   EXERCISE PRICE.
               --------------

               1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

               2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          C.   OPTION TERM. Each option shall have a term of ten (10) years
               -----------
measured from the option grant date.

          D.   EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately
               -------------------------------
exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial Twenty-Four Thousand (24,000)- share option shall vest, and the Corporation's repurchase right shall lapse, in a series of three (3) successive equal annual installments upon the Optionee's completion of each year of Board service over the three (3)-year period measured from the grant date. Each annual Five Thousand (5,000)-share option shall vest, and the Corporation's repurchase right shall

                                      13.

lapse, upon the Optionee's completion of one (1) year of Board service measured from the grant date.

          E.   CESSATION OF BOARD SERVICE. The following provisions shall govern
               --------------------------
the exercise of any options outstanding at the time of the Optionee's cessation of Board service:

                    (i) Any option outstanding at the time of the Optionee's cessation of Board service for any reason shall remain exercisable for a twelve (12)-month period following the date of such cessation of Board service, but in no event shall such option be exercisable after the expiration of the option term.

                    (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by his or her Beneficiary.

                    (iii) Following the Optionee's cessation of Board service, the option may not be exercised in the aggregate for more than the number of shares in which the Optionee was vested on the date of such cessation of Board service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding for any and all shares in which the Optionee is not otherwise at that time vested.

                    (iv) However, should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

     II.  CHANGE IN CONTROL

          A. In the event of any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option may, immediately prior to the effective date of such Change in Control, be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option accelerated in connection with a Change in Control shall terminate upon the Change in Control, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control.

          B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control.

                                      14.

           C. Each option which is assumed in connection with a Change in Control shall be appropriately adjusted to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate
                                                       --------
exercise price payable for such securities shall remain the same.

     III.  REMAINING TERMS

           The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for options made under the Discretionary Option Grant Program.

                                      15.

                                 ARTICLE FIVE

                                 MISCELLANEOUS
                                 -------------

     I.   NO IMPAIRMENT OF AUTHORITY

          Outstanding awards shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     II.  FINANCING

          The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

     III. TAX WITHHOLDING

          A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

          B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

               Stock Withholding: The election to have the Corporation withhold,
               -----------------
from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

               Stock Delivery: The election to deliver to the Corporation, at
               --------------
the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                                      16.

     IV.  EFFECTIVE DATE AND TERM OF THE PLAN

          A. The Plan shall become effective immediately upon the Plan Effective Date. Options may be granted under the Discretionary Option Grant or Automatic Option Grant Program at any time on or after the Plan Effective Date.

          B. The Plan shall serve as the successor to the Predecessor Plans, and no further options or other stock awards, shall be made under the Predecessor Plans after the Plan Effective Date. All options outstanding under the Predecessor Plan on the Plan Effective Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

          C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plans which do not otherwise contain such provisions.

          D.   The Plan shall terminate upon the earliest of (i) the expiration
                                                 --------
of the ten (10)-year period measured from and after the Plan Effective Date,
(ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Change in Control. Upon such plan termination, all outstanding options and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

     V.   AMENDMENT OF THE PLAN

          A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require shareholder approval pursuant to applicable laws or regulations.

          B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares

                                      17.

issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

     VI.    USE OF PROCEEDS

            Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

     VII.   REGULATORY APPROVALS

            A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

            B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

     VIII.  NO EMPLOYMENT/SERVICE RIGHTS

            Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                      18.

                                   APPENDIX
                                   --------

          The following definitions shall be in effect under the Plan:

          A.   AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option
               ------------------------------
grant program in effect under the Plan.

          B.   BENEFICIARY shall mean, in the event the Plan Administrator
               -----------
implements a beneficiary designation procedure, the person designated by an Optionee or Participant, pursuant to such procedure, to succeed to such person's rights under any outstanding awards held by him or her at the time of death. In the absence of such designation or procedure, the Beneficiary shall be the personal representative of the estate of the Optionee or Participant or the person or persons to whom the award is transferred by will or the laws of descent and distribution.

          C.   BOARD shall mean the Corporation's Board of Directors.
               -----

          D.   CHANGE IN CONTROL shall mean a change in ownership or control of
               -----------------
the Corporation effected through any of the following transactions:

                    (i) a merger, consolidation or reorganization approved by the Corporation's shareholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation's outstanding voting securities immediately prior to such transaction,

                    (ii) any shareholder-approved transfer or other disposition of all or substantially all of the Corporation's assets, or

                    (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than eighty percent (80%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders.

          E.   CODE shall mean the Internal Revenue Code of 1986, as amended.
               ----

          F.   COMMON STOCK shall mean the Corporation's common stock.
               ------------

                                      19.

          G.   CORPORATION shall mean DTM Corporation, a Texas corporation, and
               -----------
its successors.

          H.   DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary
               ----------------------------------
option grant program in effect under the Plan.

          I.   EMPLOYEE shall mean an individual who is in the employ of the
               --------
Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

          J.   EXERCISE DATE shall mean the date on which the Corporation shall
               -------------
have received written notice of the option exercise.

          K.   FAIR MARKET VALUE per share of Common Stock on any relevant date
               -----------------
shall be determined in accordance with the following provisions:

                    (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                    (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          L.   INCENTIVE OPTION shall mean an option which satisfies the
               ----------------
requirements of Code Section 422.

          M.   INVOLUNTARY TERMINATION shall mean the termination of the Service
               -----------------------
of any individual which occurs by reason of:

                    (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                    (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation or Parent or Subsidiary employing the individual which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any performance based bonus or incentive

                                      20.

     programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

          N.   MISCONDUCT shall mean the commission of any act of fraud,
               ----------
embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any intentional wrongdoing by such person, whether by omission or commission, which adversely affects the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. This shall not limit the grounds for the dismissal or discharge of any person in the Service of the Corporation (or any Parent or Subsidiary).

          O.   1934 ACT shall mean the Securities Exchange Act of 1934, as
               --------
amended.

          P.   NON-STATUTORY OPTION shall mean an option not intended to satisfy
               --------------------
the requirements of Code Section 422.

          Q.   OPTIONEE shall mean any person to whom an option is granted under
               --------
the Discretionary Option Grant or Automatic Option Grant Program.

          R.   PARENT shall mean any corporation (other than the Corporation) in
               ------
an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          S.   PARTICIPANT shall mean any person who is issued shares of Common
               -----------
Stock under the Stock Issuance Program.

          T.   PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the
               --------------------------------------------
inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more. However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

          U.   PLAN shall mean the Corporation's 1999 Stock Incentive Plan, as
               ----
set forth in this document.

          V.   PLAN ADMINISTRATOR shall mean the particular entity, whether the
               ------------------
Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction. However, the Primary Committee shall have the plenary authority to make all factual determinations and to construe and interpret

                                      21.

any and all ambiguities under the Plan to the extent such authority is not otherwise expressly delegated to any other Plan Administrator.

          W.   PLAN EFFECTIVE DATE shall mean the date on which the Plan is
               -------------------
approved by the Corporation's shareholders.

          X.   PREDECESSOR PLANS shall mean the Corporation's 1996 and 1998
               -----------------
Stock Option Plans.

          Y.   PRIMARY COMMITTEE shall mean the committee of two (2) or more
               -----------------
non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

          Z.   SECONDARY COMMITTEE shall mean a committee of one (1) or more
               -------------------
Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than
Section 16 Insiders.

          AA.  SECTION 16 INSIDER shall mean an officer or director of the
               ------------------
Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

          BB.  SERVICE shall mean the performance of services for the
               -------
Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

          CC.  STOCK EXCHANGE shall mean either the American Stock Exchange or
               --------------
the New York Stock Exchange.

          DD.  STOCK ISSUANCE PROGRAM shall mean the stock issuance program in
               ----------------------
effect under the Plan.

          EE.  SUBSIDIARY shall mean any corporation (other than the
               ----------
Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          FF.  TAXES shall mean the withholding taxes payable by the holder of
               -----
Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

          GG.  10% SHAREHOLDER shall mean the owner of stock (as determined
               ---------------
under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

                                      22.

--------------------------------------------------------------------------------

                                DTM CORPORATION

                                     PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                DTM CORPORATION

     The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Shareholders to be held May 25, 1999 and the related Proxy Statement dated April 30, 1999 and appoints John S. Murchison, III and Geoffrey W. Krelger, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of DTM Corporation, a Texas Corporation (the "Company"), which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Shareholders of the Company to be held at the Doubletree Hotel Austin, 6505 IH-35 North, Austin, Texas on May 25, 1999 at 9:00 a.m. Central Daylight Time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth hereon.

                  (CONTINUED AND TO BE SIGNED ON THE REVERSE)

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .









--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR each of the directors listed below and a vote FOR each of the      Please mark
listed proposals. This Proxy, when properly executed, will be voted as specified hereon. If no specification    your votes as
is made, the Proxy will be voted "FOR" the election of each of the directors listed below and "FOR" each of     indicated in    [X]
the other proposals.                                                                                            this sample
 1.  TO ELECT THE FOLLOWING FIVE (5) NOMINEES AS DIRECTORS to serve for a one-year term ending on the next annual meeting of shareholders or until his successor is duly elected and qualified:

     FOR all nominees      WITHHOLD AUTHORITY          NOMINEES: LAWRENCE GOLDSTEIN; ANTHONY MARIOTTI; JOHN S. MURCHISON, III;
     listed to the right   to vote for all nominees    THOMAS G. RICKS: AND JAMES B. SKAGGS
     (except as marked     listed to the right
     to the contrary)                                  (INSTRUCTION: To withhold authority to vote for any individual nominee, write
         [_]                        [_]                that nominee's name on the space provided below.)

                                                       -----------------------------------------------------------------------------

 2. TO APPROVE THE DTM CORPORATION 1999 STOCK          3. TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP as Independent auditors of
    INCENTIVE PLAN.                                       the Company for the 1999 fiscal year.

          FOR  AGAINST   ABSTAIN                                      FOR  AGAINST   ABSTAIN
          [_]    [_]       [_]                                        [_]    [_]       [_]

 4. In accordance with the discretion of the proxy holders, to act upon all matters Incident to the conduct of the meeting and upon other matters as may property come before the meeting.

PLEASE PRINT THE NAME(S) appearing on each share certificate(s) over which you have voting authority:

------------------------------------------------------------------------------------------------------------------------------------
                             (Print name(s) exactly as it (they) appear(s) on certificates)

Date:_________________________________________________________________________________________________________________________, 1999

Please sign your name:______________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
                                                    (Authorized Signature(s))

IMPORTANT: PLEASE SIGN AS YOUR NAME APPEARS HEREON. IF SHARES ARE HELD JOINTLY, ALL HOLDERS MUST SIGN. WHEN SIGNING AS ATTORNEY,
EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY
PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.
------------------------------------------------------------------------------------------------------------------------------------
                                                     . FOLD AND DETACH HERE .